                   AmeriCredit Automobile Receivables Trust 1996-B
                  6.50% Automobile Receivables - Backed Certificates
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    09/01/96
Monthly Period Ending:       09/30/96


I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.  Beginning of period Principal Balance                                               $114,502,553
                                                                                            ------------
    B.  Monthly Principal Amounts

        (1)  Collections on Receivables outstanding
               at end of period                                          3,306,189
        (2)  Collections on Receivables paid off                        ----------
               during period                                             1,065,757
        (3)  Receivables becoming Liquidated                            ----------
               Receivables during period                                   774,967
        (4)  Receivables becoming Purchased                             ----------
               Receivables during period
                                                                        ----------
        (5)  Cram Down Losses occurring during period
                                                                        ----------
        (6)  Other Receivables adjustments                                 (21,903)
                                                                        ----------
        (7)  Less amounts allocable to Interest                         (1,689,779)
                                                                        ----------
        Total Monthly Principal Amounts                                                        3,435,231
                                                                                            ------------
    C.  End of period Principal Balance                                                     $111,067,322
                                                                                            ------------
    D.  Pool Factor                                                                           88.132083%
                                                                                            ------------


II. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                      CLASS A            CLASS B                TOTAL
                                                    ------------        ----------           ------------
    A.  Beginning of period Certificate Balance     $105,342,349        $9,160,204          $114,502,553
                                                    ----------------------------------------------------
    B.  Certificateholders' Principal                  3,160,413           274,818             3,435,231
          Distributable Amount                      ----------------------------------------------------
          (92% of I.B. for Class A and
           8% of I.B. for Class B)

    C.  End of period Certificate Balance           $102,181,936        $8,885,386          $111,067,322
                                                    ----------------------------------------------------
    D.  Certificate Factor                            88.132083%        88.132083%            88.132083%
                                                    ----------------------------------------------------

III.  RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)  Collections on Receivables during period
                  (net of Liquidation Proceeds)                        $4,371,946
          (2)  Liquidation Proceeds collected                          ----------
                  during period                                           368,412
          (3)  Purchase Amounts deposited in Collection                ----------
                  Account
                                                                       ----------
          (4)  Investment income                                           12,689
                                                                       ----------
          (5)  Collection of Supplemental Servicing Fees                   56,125
                                                                       ----------
          Total Available Funds                                                                4,809,172
                                                                                               ---------
     B.   Distributions:

          (1)  Basic Servicing Fee and Supplemental
                  Servicing Fees                                          290,855
                                                                       ----------
          (2)  Agent fees                                                   5,725
                                                                       ----------
          (3)  Class A Interest Distributable Amount                      570,604
                                                                       ----------
          (4)  Class A Principal Distributable Amount                   3,160,413
                                                                       ----------
          (5)  Security Insurer Premiums                                   29,803
                                                                       ----------
          (6)  Class B Coupon Interest Amount                              49,618
                                                                       ----------
          (7)  Class B Principal Distributable Amount                     274,818
                                                                       ----------
          (8)  Class B Excess Interest Amount                             427,336
                                                                       ----------
          (9)  Change in Class B Principal Carryover
                  Shortfall                                            ----------

             Total distributions                                                               4,809,172
                                                                                               ---------
    C.   Deficiency Claim Amount                                                                      $0
                                                                                               ---------
IV. RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

    A.   Beginning of Period Class B Principal Carryover Shortfall                                     0
                                                                                              ----------
    B.   Current Month Change                                                                          0
                                                                                              ----------
    C.   End of Period Class B Principal Carryover Shortfall                                           0
                                                                                              ----------
V.  RECONCILIATION OF SPREAD ACCOUNT:

    A.   Beginning of period Spread Account balance                                           $5,095,199
                                                                                              ----------
    B.   Additions to Spread Account

         (1)  Distributions to Class B Certificateholders                  751,772
                 (Total of III.B. (6), (7), (8) and (9))                ----------
         (2)  Investment income                                             18,696
                                                                        ----------
         Total Additions                                                                         770,468
                                                                                              ----------
    C.   Spread Account balance prior to withdrawals                                           5,865,667
                                                                                              ----------


    D.   Requisite Amount of Spread Account

         (1)  6% of end of period Principal Balance                      6,664,039
                                                                       -----------
         (2)  $100,000                                                     100,000
                                                                       -----------
         (3)  2.5% of Cut-off Date Principal Balance                     3,150,593
                                                                       -----------
         (4)  End of period Class A Certificate Balance                102,181,936
                                                                       -----------
         (5)  Lesser of (3) or (4)                                       3,150,593
                                                                       -----------
         (6)  Greater of (2) or (5)                                      3,150,593
                                                                       -----------
         (7)  12% of end of period Principal Balance
                 if Trigger Date                                                 0
                                                                       -----------
         Requisite Amount of Spread Account (greater
              of (1) or (6) or (7) if applicable)                                              6,664,039
                                                                                              ----------

    E.   Withdrawals from Spread Account

         (1)  Priority First - Deficiency Claim Amount
                                                                       -----------
         (2)  Priority Second through Sixth
                                                                       -----------
         (3)  Priority Seventh  (C. minus D.)                                    0
                                                                       -----------

         Total withdrawals                                                                             0
                                                                                              ----------

    F.   End of period Spread Account balance                                                 $5,865,667
                                                                                              ----------
VI. PERFORMANCE TESTS:

    A.   Delinquency Ratio

         (1)  Receivables with Scheduled Payment
                delinquent more than 30 days
                at end of period                                       $11,376,203
         (2)  Purchased Receivables with Scheduled                     -----------
                Payment delinquent more than 30
                days at end of period
                                                                       -----------
         (3)  Beginning of period Principal Balance                    114,502,553
                                                                       -----------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                             9.94%
                                                                                              ----------
         (5)  Previous Monthly Period Delinquency Ratio                                            8.58%
                                                                                              ----------
         (6)  Second previous Monthly Period Delinquency Ratio                                     8.37%
                                                                                              ----------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                       8.96%
                                                                                              ----------
         (8)  Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 14%)                                      yes
                                                                                              ----------
    B.   Default Ratio

         (1)  Receivables becoming Defaulted Receivables
                during period                                           $1,551,609
         (2)  Purchased Receivables with Scheduled                     -----------
                Payment delinquent more than 30
                days at end of period
                                                                       -----------
         (3)  Beginning of period Principal Balance                    114,502,553
                                                                       -----------
         (4)  Default Ratio (1)+(2) x 12 divided by (3)                                           16.26%
                                                                                              ----------
         (5)  Previous Monthly Period Default Ratio                                               17.14%
                                                                                              ----------
         (6)  Second previous Monthly Period Default Ratio                                        14.81%
                                                                                              ----------
         (7)  Average Default Ratio (4)+(5)+(6)
                divided by 3                                                                      16.07%
                                                                                              ----------
         (8)  Compliance (Default Test Failure is a
                Default Ratio equal to or greater than 21%)                                          yes
                                                                                              ----------

    C.   Net Loss Ratio

         (1)  Receivables becoming Liquidated Receivables
                during period                                             $774,967
         (2)  Purchased Receivables with Scheduled                     -----------
                Payment delinquent more than 30
                days at end of period                                  -----------
         (3)  Cram Down Losses occurring during period
         (4)  Liquidation Proceeds collected                           -----------
                during period                                             (368,412)
                                                                       -----------
         (5)  Beginning of period Principal Balance                    114,502,553
         (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12                      -----------
                divided by (5)                                                                     4.26%
                                                                                              ----------
         (7)  Previous Monthly Period Net Loss Ratio                                               9.12%
                                                                                              ----------
         (8)  Second previous Monthly Period Net Loss Ratio                                        2.49%
         (9)  Average Net Loss Ratio (6)+(7)+(8)                                              ----------
                divided by 3                                                                       5.29%
         (10) Compliance (Net Loss Test Failure is a                                          ----------
                Net Loss Ratio equal to or greater than 12%)                                         yes
                                                                                              ----------
VII.     DELINQUENCY:

    A.   Receivables with Scheduled Payment delinquent

         (1)      31-60 days                                              #    813            $8,154,793
                                                                          ------------------------------
         (2)      61-90 days                                                   231             2,284,198
                                                                          ------------------------------
         (3)      over 90 days                                                  92               937,212
                                                                          ------------------------------

         Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                 1,136          $11,376,203
                                                                          ------------------------------

VIII.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

         A.  Beginning of period number of Receivables                                           11,674
                                                                                             ----------
         B.  Number of Receivables becoming Liquidated
               Receivables during period                                                             84
                                                                                             ----------
         C.  Number of Receivables becoming Purchased
               Receivables during period                                                     ----------

         D.  Number of Receivables paid off during period                                           125
                                                                                             ----------
         E.  End of period number of Receivables                                                 11,465
                                                                                             ----------

IX.      STATISTICAL DATA:

         A.  Weighted Average APR of the Receivables                                             20.40%
                                                                                             ----------
         B.  Weighted Average Remaining Term of the Receivables                                   43.75
                                                                                             ----------
         C.  Average Receivable Balance                                                          $9,688
                                                                                             ----------

AmeriCredit Financial Services, Inc.


By:     /s/ Daniel E. Berce
        --------------------------------------
Name:    Daniel E. Berce
        --------------------------------------
Title:   Executive Vice-President
        --------------------------------------
         Chief Financial Officer & Treasurer
        --------------------------------------
Date:    October 3, 1996
        ----------------